                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Community Financial Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         COMMUNITY FINANCIAL GROUP, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 1997



Notice is hereby given that the Annual Meeting of Shareholders of Community Financial Group, Inc. ("the Company") will be held May 6, 1997 at 10:00 a.m. (Local Time), at the Company's main office in the L & C Tower, 3rd Floor, 401 Church Street, Nashville, Tennessee 37219. The meeting will be held for the following reasons:

     1. To elect nine (9) Directors to serve until the next annual meeting or until their successors are elected and qualified; and

     2. To transact such other business as may properly be brought before the Annual Meeting, or any adjournment thereto.

The Board of Directors has fixed the close of business on March 12, 1997, as the record date for determining those shareholders who will be entitled to notice of and to vote at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AS PROVIDED IN THE PROXY STATEMENT.

Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters to be acted upon at the meeting.



                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Joan B. Marshall
                                     -------------------------------------
                                     Joan B. Marshall, Corporate Secretary


Nashville, Tennessee
March 25, 1997

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         COMMUNITY FINANCIAL GROUP, INC.
            L&C TOWER, 401 CHURCH STREET, NASHVILLE, TENNESSEE 37219


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Financial Group, Inc. ("the Company") for use at the Annual Meeting of Shareholders of the Company, to be held at the Company's main office on the Third Floor, L & C Tower, 401 Church Street, Nashville, Tennessee, at 10:00 a.m. (Local Time), on May 6, 1997, and at all adjournments thereto. The presence in person or by proxy of holders of a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting constitutes a quorum for the purpose of transacting business at the meeting.

This Proxy Statement and the Annual Report of the Company for the Fiscal year ended December 31, 1996 were first mailed to shareholders on or about March 25, 1997, to shareholders of record as of March 12, 1997.

                               PURPOSE OF MEETING

At the annual meeting, the shareholders will be asked to:

     1. Elect nine (9) Directors to serve until the next annual meeting or until their successors are elected and qualified; and

     2. Transact such other business as may properly be brought before the meeting or any adjorunment thereto.



                       GENERAL PROXY STATEMENT INFORMATION

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

There were issued and outstanding 2,203,555 shares of the Company's stock on March 12, 1997, which has been fixed as the recording date for purposes of determining shareholders entitled to notice of, and to vote at, the annual meeting. Only holders of the Company's common stock will be entitled to vote, and may vote, in person or by proxy, one vote for each share of common stock held of record on the books of the Company as of the record date, on any matter submitted to a vote of the shareholders. There is no provision for cumulative voting.

                             REVOCABILITY OF PROXIES

A proxy for use at the annual meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary a written statement revoking the proxy, or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the meeting and elects to vote in person.

Subject to such revocation, all shares represented by a properly executed proxy received in time for the annual meeting will be voted by the proxy holders, in accordance with the instructions on the proxy. In the absence of contrary instructions, the shares represented by proxy will be voted FOR the election of directors described herein under the "Election of Directors", and at their discretion on any other items as may be properly brought before the meeting.


                             SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, printing and mailing these proxy materials will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of mail, but officers, directors and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation. Although there is no formal agreement to do so, The Company may reimburse banks, brokerage houses, depositories and custodians, nominees and fiduciaries for mailing proxy materials to their principals.



                                 STOCK OWNERSHIP

                 Security Ownership of Certain Beneficial Owners
                             As of January 31, 1997

The following table sets forth information as to the beneficial ownership of each person known to the Company to own more than 5% of the outstanding common stock as of January 31, 1997.

    Name and Address of               Amount/Nature of
    Beneficial Owner                  Beneficial Owner              % of Class*
    -------------------               ----------------              -----------
    Leon Moore                            254,105                     11.535%
    217 West Main Street             Individual, Trust
    Gallatin, TN  37066           and Corporate Ownership


*Percentage based on 2,202,824 shares outstanding as of January 31, 1997.

Includes 227,397 shares held directly by Mr. Moore, 8,617 shares held by The Leon Moore Family Trust of which Mr. Moore serves as co-trustee, and 18,091 shares owned by a corporation of which Mr. Moore is a shareholder, director, and chief executive officer.

 SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AS OF JANUARY 31, 1997


The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) by each director, executive officers included in the Summary Compensation Table, and directors and executive officers as a group. Percentage based on 2,202,824 shares outstanding at January 31, 1997.

   Name of                             Amount/Nature of           %
   Beneficial Owner                    Beneficial Owner        of Class         Principal Occupation
   ----------------                    ----------------        --------         --------------------
  J. B. Baker                              25,682               1.166%         President & CEO
                                                                               Volunteer Express, Inc.

  Anne J. Cheatham                         11,447(1)             .520%         Senior Vice President
                                                                               The Bank of Nashville

  Julian C. Cornett                        23,855(1)(2)         1.083%         Executive Vice President
                                                                               The Bank of Nashville

  Jo D. Federspiel                          6,187                .281%         President
                                                                               Deason International, Inc.

  Richard H. Fulton                        34,069(3)            1.547%         Chairman
                                                                               The Fulton Group

  Mack S. Linebaugh, Jr.                   50,907(1)(4)         2.311%         Chairman, President & CEO
                                                                               The Bank of Nashville

  Louis A. McRedmond                       60,766               2.759%         Vice President
                                                                               McRedmond Bros., Inc.

  Leon Moore                              254,105(5)           11.535%         President & CEO
                                                                               ShoLodge, Inc.

  Perry W. Moskovitz                       25,144               1.141%         Vice President
                                                                               Marsh & McLennan, Inc.

  C. Norris Nielsen                         1,548                .070%         Partner
                                                                               MacNiel Advisors

  G. Edgar Thornton                        30,343               1.377%         President
                                                                               Thornton & Harwell Agency, Inc.

  All Directors and Executive             533,591              24.223%
  Officers as a Group (13 persons)

(1) Includes interests in shares held in the Associates Stock Purchase Plan and the Retirement Savings Plan.
(2) Includes vested options to purchase 10,000 shares prior to October 13, 2002, 8,000 shares prior to October 13, 2003, and 1,000 shares prior to July 16, 2006.

(3) Includes 2,326 shares held by Mr. Fulton's wife directly with respect to which Mr. Fulton disclaims beneficial ownership.
(4) Includes vested options to purchase 20,000 shares prior to August 31, 2002, 16,000 shares prior to August 31, 2003, and 2,000 shares prior to July 16, 2006.
(5) Includes 18,091 shares owned by ShoLodge, Inc. of which Mr. Moore is an officer and director and 8,617 shares held in the Moore Family Trust.

                                   ITEM NO. 1
                              ELECTION OF DIRECTORS

The Board of Directors is herein nominating nine persons to be elected as Directors of the Company by shareholders at the annual meeting and to serve until the 1998 annual meeting or until their successors are elected and qualified. All of the nominees are presently directors of the Company.

At the meeting each share of common stock shall have one (1) vote which may be cast by the owner of record or by his authorized representative. The candidates receiving the largest number of votes shall be elected.

In the election of directors, a shareholder may withhold authority for the proxy holder(s) to vote for all or any one of the nominees identified herein by so indicating on the enclosed proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of nominations identified herein. If any nominee identified herein should be unable or declines to serve, which is not now anticipated, the Board of Directors shall have the discretionary authority to name a substitute who shall be designated to fill the vacancy.

                             DIRECTORS AND NOMINEES

The following information regarding the nominees for election as Directors of the Company is provided below: name, age, and the principal occupation during the past five years.

J. B. Baker

Mr. Baker, 49, is President and Chief Executive Officer of Volunteer Express, Inc. and co-owner of Five Star Express, Inc. Mr. Baker was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since July 12, 1994.

Jo D. Federspiel

Ms. Federspiel, 62, is President of Deason International, Inc., a company which links U.S. companies with business expansion opportunities in the international market. Ms. Federspiel was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since September 21, 1993.

Richard H. Fulton

Mr. Fulton, 70, is Chairman of The Fulton Group, Inc., a consulting firm which enables the private and public sectors to form partnerships providing public service more efficiently and economically. Mr. Fulton was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since July 18, 1989. He served as Chairman of the Board of The Bank of Nashville from 1989 through 1992 and Chairman Emeritus from 1992 through 1994.

Mack S. Linebaugh, Jr.

Mr. Linebaugh, 58, is Chairman, President and Chief Executive Officer of Community Financial Group, Inc. and The Bank of Nashville. Mr. Linebaugh was employed with First American National Bank for 30 years, prior to joining The Bank of Nashville on September 2, 1992. Mr. Linebaugh was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since September 8, 1992.

Louis A. McRedmond

Mr. McRedmond, 83, is Vice President of McRedmond Brothers, a rendering and feed company and President, Music Valley Inns. Mr. McRedmond was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since July 18, 1989.

Leon Moore

Mr. Moore, 56, is President, Chief Executive Officer and a Director of ShoLodge, Inc., a corporation engaged in the ownership, management and franchising of lodging facilities. Mr. Moore was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since July 18, 1989.

Perry W. Moskovitz

Mr. Moskovitz, 62, is Vice President, Marsh & McLennan, Incorporated, an international insurance brokerage firm and President, Perry W. Moskovitz Company, Incorporated, an investment and development company. Mr. Moskovitz was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since July 18, 1989.

C. Norris Nielsen

Mr. Nielsen, 58, is Partner of MacNiel Advisors which serves as the general partner of the Iroquois Fund and the Saint Andrews Fund, two privately held equity investment partnerships. Prior to founding MacNiel Advisors in 1990, Mr. Nielsen served as partner with J.C. Bradford and Co. Mr. Nielsen was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since June 27, 1995.

G. Edgar Thornton

Mr. Thornton, 72, is President, Thornton & Harwell Agency, Inc., a general insurance agency specializing in property/casualty insurance and contract bonds. Mr. Thornton also serves as President, Smyrna Air Center. Mr. Thornton was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since May 21, 1991.

                        BOARD ATTENDANCE AND COMPENSATION

The Company was chartered in December, 1995 and became the holding company of The Bank of Nashville (the "Bank") on May 1, 1996. All members of the Company's Board of Directors are also members of the Board of Directors of the Bank. The Company's By-Laws provide for an Audit Committee and other committees as the Board of Directors may appoint from time to time. The Bank's Audit Committee met in 1996 prior to the acquisition of the Bank by the Company. The Company's Audit Committee will be activated in 1997. The Company currently has no other committees. The Bank has five (5) standing committees: the Audit Committee, the Compensation Committee, the Finance Committee, the Marketing Committee and the Trust Committee. In 1996, the Company's Board of Directors met 7 times and the Bank's Board of Directors met 20 times.

All incumbent Directors attended at least 75% of the aggregate number of the meetings held by the Company's Board of Directors and by the Bank's Board of Directors and Committees during the period for which she/he served as a Director, except for Mr. Moore who had other business conflicts.

In 1996, the Directors of the Company were not compensated by the Company, but as Directors of the Bank, they were each paid an annual retainer of $2,400 as compensation for services on the Board. Directors were also paid for attendance at each meeting of the Board and Committees on which they serve. For the months of January through July, 1996 this meeting fee was $300 per meeting attended and for the months of August through December, 1996, a meeting fee of $400 was paid for each meeting attended. The Chairman of each Committee received an additional $100 for each meeting chaired during the year. Members of the Bank's Board who were also employees of the Bank did not receive any meeting or committee fees. In 1996, all fees due the Directors were paid in the form of shares of Common Stock of the Bank (prior to the acquisition of the Bank by the Company) and, thereafter, in shares of Common Stock of the Company. The number of shares was determined based upon the market value of the Common Stock and the Director's attendance at Board and Committee meetings.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and greater than 10% shareholders ("Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of such forms furnished to the Company and written representations from such Reporting Persons with respect to the period from January 1, 1996 through December 31, 1996, all filing requirements applicable to Reporting Persons have been met.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The By-Laws of the Company provide for an Audit Committee consisting of at least three (3) members of the Board of Directors appointed by the Board, none of whom are active officers of the Company. The Committee is to meet once each year, or more often if required by the Chairman of the Board or the President and shall examine, or cause to be examined, such books, assets, and securities of the Company as it deems necessary or proper, or as it may be directed to examine. A record shall be kept of all such examinations, which shall be certified by the Committee serving, and presented to the Board of Directors at its next meeting. The Audit Committee shall state whether the Company is in a sound and solvent condition, whether adequate internal audit controls and procedures are being maintained, and shall recommend to the Board such changes as shall be deemed advisable. The Audit Committee, upon its own recommendation and with the approval of the Board of Directors, may employ a qualified firm of Certified Public Accountants to make the examination and audit of the Company. If such a procedure is followed, the one annual examination and the audit by such firm of accountants and the presentation of its report to the Board of Directors, shall be deemed sufficient to comply with the requirements of the Audit Committee. The current members of the Company's Audit Committee are: Messrs. Thornton (Chairman), Moore, Moskovitz, and Ms. Federspiel. The Audit Committee of the Company did not meet in 1996, but will be activated in 1997. The Audit Committee of The Bank of Nashville met once in 1996 prior to the formation of the holding company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE AFOREMENTIONED NOMINEES AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. IT IS INTENDED THAT SHARES REPRESENTED BY PROXIES WILL, UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, BE VOTED IN FAVOR OF THEIR ELECTION.

                               EXECUTIVE OFFICERS


The following information regarding each person who currently serves as an executive officer of the Company is listed below: name, age, current position with the Company, and principal occupations during the past five years. The executive officers serve at the discretion of the Board of Directors in their various capacities. Each of the executive officers also serves as an executive officer of The Bank of Nashville.

         Officer                            Age
         -------                            ---

Mack S. Linebaugh, Jr.                      58

Chairman of the Board, President and Chief Executive Officer of the Company and the Bank. Prior to joining The Bank on September 2, 1992, Mr. Linebaugh served in various positions with First American National Bank for 30 years and from 1991 served as Executive Vice President and Senior Banking Officer.


Julian C. Cornett                           52

Executive Vice President of the Company and the Bank. Mr. Cornett joined the Bank on October 13, 1992 and is responsible for all aspects of Credit Administration. Mr. Cornett previously served as a consultant to Security Federal Savings & Loan from 1990 to 1992. From 1986 to 1989, Mr. Cornett was Executive Vice President and Senior Credit Officer and Manager of the Credit Support Group at First American National Bank.


Anne J. Cheatham                            55

Senior Vice President of the Company and the Bank. Ms. Cheatham joined the Bank on January 3, 1989 and is responsible for Bank Administration. She previously served as Senior Vice President, Chief Operating Officer and a member of the Board of Directors of Nashville Bank of Commerce from 1985 to 1988. Ms. Cheatham also served in various positions over a 24-year career with Third National Bank in Nashville.


Joan B. Marshall                            48

Corporate Secretary and Vice President of the Company and the Bank. Ms. Marshall joined the Bank on January 17, 1989 and is responsible for maintaining the official records of the Company and shareholder relations. Ms. Marshall joined The Bank after serving as Administrative Assistant to the President of Dominion Bank of Middle Tennessee from 1969 to 1989.


Wirt C. McKnight                            56

Senior Vice President of the Company and the Bank. Mr. McKnight joined the Bank on March 22, 1993 and is responsible for Trust Services. He served as Director of Development for McKendree Village, Inc. since 1990. From 1967 to 1989, Mr. McKnight served as Executive Vice President-Trust Department at Third National Bank, Nashville and SunBank, Orlando, Florida.

                           SUMMARY COMPENSATION TABLE
                           AS OF FISCAL YEAR END, 1996

The following table sets forth, as to the Chief Executive Officer at year-end 1996 and the four most highly compensated Executive Officers (other than the CEO) of the company and its subsidiary, The Bank of Nashville, whose total compensation exceeded $100,000, and information regarding cash compensation received from for services performed in all capacities during the last three fiscal years. The officers were not compensated by the Company.
All compensation was paid by the Bank.


                                                                     Long Term Compensation
                                  Annual Compensation                Awards         Payouts
                              -------------------------------    -------------------------------
                                                       Other     Restricted   Securities
   Name and                                            Annual       Stock     Underlying         All Other
   Principal                                    (1)    Compen-      Awards      Options   LTIP     Compen-
   Position                   Year   Salary    Bonus   sation        ($)         (#)     Payouts   sation
   --------                   ----  -------------------------    ------------------------------- ---------
   Mack S. Linebaugh, Jr.*    1996   $189,000  $9,134    -0-         -0-         -0-       -0-     $6,000 (2)
   Chairman, CEO
   President/Director         1995   $183,100  $8,649    -0-         -0-         -0-       -0-     $5,736 (2)

                              1994   $173,400     -0-    -0-         -0-         -0-       -0-     $6.372 (2)



   Julian C. Cornett*         1996   $144,700  $6,923    -0-         -0-        -0-        -0-     $5,841 (2)
   Executive Vice
   President                  1995   $139,525  $6,626    -0-         -0-         -0-       -0-     $4,986 (2)

                              1994   $133,825     -0-    -0-         -0-         -0-       -0-     $2,681 (2)



   Anne J. Cheatham           1996   $ 98,000  $4,802    -0-         -0-         -0-       -0-     $6,078 (2)(3)
   Senior Vice President
                              1995   $ 95,734  $4,672    -0-         -0-         -0-       -0-     $5,918 (2)(3)

                              1994   $ 94,875     -0-    -0-         -0-         -0-       -0-     $5,790 (2)(3)



*The Bank of Nashville entered into employment agreements with Mack S. Linebaugh effective September 2, 1992 and Julian C. Cornett effective October 13, 1992. These agreements are renewable annual. Upon renewal effective September 2, 1996, Mr. Linebaugh's agreement provides for compensation of $189,000 and other employee benefits as described herein. Upon renewal on October 13, 1996, Mr. Cornett's agreement provides for compensation of $144,700 and other employee benefits as described herein.

(1) The amounts shown in this column reflect payment under an Incentive Performance Plan in which all employees of the Bank participate.
(2) Represents the Bank's annual accrued contribution to the Retirement Savings Plan (401k). See Plan description under Employee Benefit Plans.
(3) Includes payment by the Bank of annual premium in the amount of $2,075 for whole life life insurance policy.

                        OPTION GRANTS IN LAST FISCAL YEAR



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                        Number of Securities                 (1)
                                                        Underlying Unexercised        Value of Unexercised
                                                                Options               In the Money Options
                           # of Shares      $            December 31, 1996(#)         December 31, 1996($)
                           Acquired On    Value      ---------------------------   -----------   -------------
           Name             Exercise     Realized    Exercisable   Unexercisable   Exercisable   Unexercisable
           ----            -----------   --------    -----------   -------------   -----------   -------------
    Options
    Mack S. Linebaugh, Jr.      -0-        -0-          38,000        12,000         $173,250       $ 25,500
    Julian C. Cornett           -0-        -0-          19,000         6,000         $ 87,625       $ 13,000


(1) Determined by calculating the difference in option price and market value of common stock at fiscal year end 1996.



             LONG TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

The Company made no awards during 1996 under any "Long Term Incentive Plans" as defined in securities regulation definitions.



               TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Some of the Company's executive officers and directors and certain of their associates (immediate family members including spouses, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law) are customers of the Company's subsidiary bank. As customers of such bank, they have had transactions in the ordinary course of business with the bank, including borrowings. As of December 31, 1996, there was an aggregate of approximately $2,910,413 (13.17% of equity and 2.77% of net loans) in loans outstanding to such persons. This aggregate comprised loans to executive officers, directors and nominees in the amount of $2,552,296 and loans to related parties, immediate family members, corporations or other organizations that are associates of such persons in the amount of approximately $358,117. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectability or present other unfavorable features at the time such loans were made.

                             EMPLOYEE BENEFIT PLANS


The Company's subsidiary, The Bank of Nashville, sponsors major medical and dental insurance plans, long and short-term disability plans, an accidental death and dismemberment plan, a workmen's compensation plan, a term-life insurance plan, and an employee supplemental parking program. The major medical and dental plans are administered under provisions of a premium conversion program as set forth in Section 125 of the Internal Revenue Code of 1986, as amended. The Company and the Bank also sponsor a Retirement Savings Plan [401(k)] and an Associates' Stock Purchase Plan.

RETIREMENT SAVINGS PLAN
The Bank of Nashville's Retirement Savings Plan (the "401(k) Plan") was adopted in 1990 and amended in 1993 to reward employees (associates) for their long and loyal service the Bank of providing them with retirement benefits. The 401(k) Plan was adopted effective April 30, 1996 by the Company, and participation in the 401(k) Plan is now available to all associates, including officers of the Company and the Bank beginning the first day of the month coinciding with or following the date of employment. As of December 31, 1996, 52 associates were eligible and 46 were participating. All eligible associates may contribute between 1% and 10% of their annual compensation; however, a participant's total contribution for a calendar year may not exceed a dollar limit which is determined by the Internal Revenue Service. For 1997, the limit is $9,500. All associates' deferrals are fully vested. Each associate is entitled to direct the investment of his or her contribution in one or more of five funds, one of which invests solely in the Company's common stock.

The Board of Directors of the Bank and the Company establish the levels of contribution each will make to the 401(k) Plan on behalf of their respective employees. During 1996, all 401(k) Plan participants were Bank employees and the Bank matched $1.00 for each $1.00 on the first 2% of the employee deferrals and $.50 for each $1.00 on deferrals for the next 4% with no matching on employee deferrals in excess of 6%. All of the Company's or Bank's contributions are made in the form of the Company's common stock and are held in a separate investment fund. Both the associate's and the Bank's (or Company's) contributions to the plan are tax deferred until distributed. Associates vest 100% in Bank (or Company) contributions after three years of service as defined in the 401(k) Plan.

STOCK PURCHASE PLAN
The Community Financial Group, Inc. Associates' Stock Purchase Plan (ASPP) was amended and restated effective May 1, 1996 to replace the ASPP previously maintained by The Bank of Nashville. The purpose of the ASPP is to encourage employees of the Company and its subsidiaries to identify with the success of the Company through stock ownership. Participation is non-discretionary and immediate for all full-time associates who work at least 20 hours per week and five (5) calendar months per year. As of December 31, 1996, there were 53 eligible and participating associates in the ASPP. The Board approved the sale of a maximum of 100,000 shares of the common stock of the Company through the ASPP. The ASPP allows common stock to be sold at a discount. Until September 30, 1996, the discount was 15%. Thereafter, the ASPP provides that the discount will be 16%, or such other percentage as may be established from time to time by the Board. However, the ASPP provides that the stock will not be sold for less than Par Value ($6.00 per share) and further provides for the decrease of the discount, if necessary to comply with this provision. All associates contribute to the ASPP a minimum of $5.00 to a maximum of 10% of their basic compensation per payroll period. All associates' accounts are 100% vested at all times. The Company pays all administrative costs associated with the ASPP.

                                   ITEM NO. 2






                                  OTHER MATTERS

The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with the recommendations of the Board of Directors.


                            PROPOSALS OF SHAREHOLDERS

Shareholders intending to submit proposals for presentations at the 1997 Annual Meeting of Shareholders of the Company and inclusion of such in the Proxy Statement and form of proxy for such meeting should forward proposals to Joan B. Marshall, Corporate Secretary, Community Financial Group, Inc., L & C Tower, 2nd Floor, 401 Church Street, Nashville, TN 37219. The proposals must be in writing and must be received by the Company prior to November 7, 1997. Proposals should be sent to the Company via Certified Mail - Return Receipt Requested.



                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    Community Financial Group, Inc.
                                    Nashville, Tennessee

                                    /s/ Joan B. Marshall
                                    --------------------------------
                                    Joan B. Marshall
                                    Corporate Secretary

March 25, 1997

                                                                     Appendix A

P R O X Y                   COMMUNITY FINANCIAL GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Perry W. Moskovitz and C. Norris Nielsen the true and lawful attorneys in fact for the undersigned, with full power of substitution to vote as Proxies for the undersigned at the Annual Meeting of Shareholders of Community Financial Group, Inc. to be held on May 6, 1997, and at any all adjournments thereof, the number of shares which the undersigned will be entitled to vote if then personally present, for the following purposes:

#1 ELECTION OF DIRECTORS
   FOR ALL NOMINEES BELOW
   (except as marked to the
     contrary below)                       to vote for all nominees listed below

              FOR                 WITHHOLD               FOR ALL EXCEPT
              [ ]                   [ ]                       [ ]

  J. B. BAKER, JO D. FEDERSPIEL; RICHARD H. FULTON; MACK S. LINEBAUGH, JR.; LOUIS A. MCREDMOND; LEON MOORE; PERRY W. MOSKOVITZ; C. NORRIS NIELSEN,
                       G. EDGAR THORNTON.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC INDIVIDUAL NOMINEES, WRITE THOSE NAMES ON THE LINE BELOW.


--------------------------------------------------------------------------------

#2 Authority to transact such other business as may properly come before the meeting or any adjournment thereof.
          APPROVE               DISAPPROVE             ABSTAIN
            [  ]                   [   ]                [  ]

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

NOTE: Please date Proxy and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by authorized officer.


NAME AS IT APPEARS ON STOCK CERTIFICATE:

                                                The label to the right indicates
_________________________________________           the address and shares of
     Signature                       Date          record as of March 12, 1997.
                                                 If changes are required, please
_________________________________________            make them on the adjacent
     Signature                       Date          label and return to The Bank.


                         PLEASE SIGN AND RETURN PROMPTLY